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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Fidelity National Financial, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                        /s/ KPMG Peat Marwick LLP

Los Angeles, California
July 6, 1998